Exhibit 99.2

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: Signature of Stockholder Date: Signature of Stockholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. 1. ELECTION OF TWO DIRECTORS: O Harold L. Anness O Philip E. Wehrman 1. To approve the Agreement and Plan of Merger dated as of May 17, 2023, by and between LCNB Corp. and Cincinnati Bancorp, Inc., and the transactions contemplated by it. 2. To approve the adjournment of the Special Meeting, if necessary, to permit further solicitation of proxies. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting. This Proxy, when properly executed and dated, will be voted as directed herein by the undersigned stockholder. If no direction is given, this Proxy will be voted “FOR” all of the Proposals. YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES. WHERE A CHOICE IS NOT SPECIFIED, THE PROXIES WILL VOTE YOUR SHARES IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS. FOR AGAINST ABSTAIN FOR ALL NOMINEES WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below) NOMINEES: THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" ALL OF THE PROPOSALS. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x Please detach along perforated line and mail in the envelope provided. 20230300000000000000 4 100523 SPECIAL MEETING OF STOCKHOLDERS OF CINCINNATI BANCORP, INC. October 5, 2023 NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Special Meeting, Proxy Statement/Prospectus and Proxy Card are available at http://www.astproxyportal.com/ast/23225/ Please sign, date and mail your proxy card in the envelope provided as soon as possible. GO GREEN e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access. FOR AGAINST ABSTAIN

1. To approve the Agreement and Plan of Merger dated as of May 17, 2023, by and between LCNB Corp. and Cincinnati Bancorp, Inc., and the transactions contemplated by it. 2. To approve the adjournment of the Special Meeting, if necessary, to permit further solicitation of proxies. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting. This Proxy, when properly executed and dated, will be voted as directed herein by the undersigned stockholder. If no direction is given, this Proxy will be voted “FOR” all of the Proposals. YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES. WHERE A CHOICE IS NOT SPECIFIED, THE PROXIES WILL VOTE YOUR SHARES IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS. Signature of Stockholder Date: Signature of Stockholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. JOHN SMITH 1234 MAIN STREET APT. 203 NEW YORK, NY 10038 Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" ALL OF THE PROPOSALS. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x 20230300000000000000 4 100523 COMPANY NUMBER ACCOUNT NUMBER NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Special Meeting, Proxy Statement/Prospectus and Proxy Card are available at http://www.astproxyportal.com/ast/23225/ INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page. TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call. Internet/Telephone voting deadline is 11:59 PM EDT on October 4, 2023. MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible. IN PERSON - You may vote your shares in person by attending the Annual Meeting. GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access. PROXY VOTING INSTRUCTIONS SPECIAL MEETING OF STOCKHOLDERS OF CINCINNATI BANCORP, INC. October 5, 2023 FOR AGAINST ABSTAIN INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: 1. ELECTION OF TWO DIRECTORS: O Harold L. Anness O Philip E. Wehrman FOR ALL NOMINEES WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below) NOMINEES: FOR AGAINST ABSTAIN

0 ------------------ . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . ---------------- 14475 CINCINNATI BANCORP, INC. Revocable Proxy Solicited on Behalf of the Board of Directors Special Meeting of Stockholders on October 5, 2023 The undersigned hereby appoints Andrew J. Nurre and Harold L. Anness, and each of them, with full power of substitution and power to act alone, to act as proxies and to vote all of the shares of common stock which the undersigned would be entitled to vote if personally present and acting at the Special Meeting of Stockholders of Cincinnati Bancorp, Inc., to be held at the main office of Cincinnati Federal, 6581 Harrison Avenue, Cincinnati, Ohio, and at any adjournments or postponements thereof, as follows: (Continued and to be signed on the reverse side.) 1.1